Investor Presentation February 2019 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, new risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, and other information concerning the Company’s industry, the Company’s business and the markets for certain of the Company’s products and services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, from industry, general publications, and from government data and similar sources. This presentation includes certain non-GAAP financial measures, including variable marketing margin and adjusted EBITDA. Such non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides.

Largest online insurance marketplace in the US Capitalizing on $120 billion in insurance distribution shifting online Data driven technology platform Opportunity for rapid expansion into new verticals Historically strong revenue growth with track record of capital efficiency Key Investment Highlights TBU bullets

The EVERQUOTE Story Eight Years of Innovation and Growth 2011 2014 2015 2016 2017 2018 Auto Marketplace Launch Carrier Platform Launch Agent Platform Launch $100M Revenue Run Rate Home & Life marketplace launch 163.6mm 2018 Revenue EverDrive Safe Driving App Launch Boston Globe Voted One of Boston's Best Places to Work Inc. 5000 Fastest Growing Companies 500K EverDrive Downloads Company IPO June 28, 2018 First EverDrive Carrier Offer

Market Opportunity & Business Model

Insurance Sellers and Buyers Struggle Online 70% of insurance consumers shop online But, 80% of policies still closed offline Source: 2015 comScore survey Consumers cite the desire to speak to an agent as top reason for not buying online EQ: Tightened words in bottom text box

Our Insurance Marketplace Helps Match Buyers and Sellers Consumers Insurance providers 20-50 consumer submitted data points Quote request Monetization at Referral CLICKS CALLS DATA Match Attract 250+ traffic sources More Efficient Acquisition Save Time and Money

Our Marketplace Helps Solve Providers’ Alignment Problem Premium 2017 BMW 20012 8K miles / year Typical coverage $500K injury Standard 2017 Nissan Leaf 90210 6K miles / year Typical coverage $100K / $300K Non-standard 2013 Honda Civic 10016 2 tickets Coverage State minimum Provider (premium) EQ: Added this slide

Powerful Data Driven Platform & Growth Opportunities

Substantial Growth In Data Assets Over Time



158B
$512mm
48mm
Cumulative Ad Impressions Served
Cumulative Digital Ad Spend
Cumulative Quote Requests
1B consumer submitted data points
250+
Acquisition Channels
HUFFPOST
The New York Times
Instagram
WSJ
Google
YAHOO!
Vox
hulu
R.T.B.
facebook
msn
YouTube

[1] Cumulative figure since launch through 2/20/2019
Source: Company data, Facebook, Statista, comScore & OperaMedia

EVERQUOTE 10

We Have Levers To Drive Future Growth Increase provider coverage Attract more consumers Launch new verticals Deepen consumer engagement Leverage secular shift online

EverDrive: Social Safe-Driving Mobile App Uses smartphone sensors to assess driving performance Provides drivers with actionable feedback on becoming a safer driver Social features enable positive competition with family & friends

EverDrive Seamlessly Connects Drivers with Savings


Drive Safe and Save
We're rewarding EverDrivers with Safe Driving discounts on auto insurance.
Your driving score may qualify you for an insurance discount. We'll take your anonymous driving data and negotiate on your behalf. When you qualify for a discount, you'll be the first to know.
Participating will never raise your existing insurance premium!
Count Me In!
8:17
Tuesday, August 2
EverDrive now
Your safe driving has qualified you for a 30% discount
slide to unlock
EVERDRIVE
About
Offers
Your Policy
Carrier Partner #1
POLICY DETAILS
30% Discount
6 Month Offer
1234567890
09/09/2017
On-Going Score Required
03/09/2018
Contact Carrier #1

- Users opt-in to anonymously receive safe driving offers
- Seamless integrations connect them to carriers for purchase
- Policy details & consumer relationship remain within EverDrive experience
- Launched with first carrier in September 2018

EVERQUOTE 13

Strong culture of innovation Seth Birnbaum CEO and Co-Founder John Wagner CFO Darryl Auguste SVP of Analytics and Online Marketing Jayme Mendal COO Shimrit Markette SVP of People Operations Tomas Revesz CTO and Co-Founder Eugene Suzuki CIO Prior Experience Education Ryan Grimard SVP of Engineering Jesse Wolf SVP of Product and Design David Mason General Counsel

Financial Overview

29% Total Revenue CAGR 2013-2018 Track Record of Strong Growth Revenue ($mm) TO DISCUSS Take 3 bullets and move to left or top, keep left chart and add back VMM Next page is rev reacceleration both rev and vmm 2013 2015 2016 2017 2018

Direct revenue ($mm) 65% CAGR 2013-2018 Keep Direct vs. indirect distribution share Shift to Direct Has Driven Growth

Variable Marketing Margin Note: Variable Marketing Margin is a non-GAAP metric, refer to financial reconciliation for additional detail 47% CAGR 2013-2018 Variable Marketing Margin ($mm) Annual overview Historic online acquisition efficiency

Home & Life: Efficient Upside and Future Diversification Home & Life Revenue ($mm) 165% CAGR 2016-2018 99% y/y growth Significant operating leverage, having already achieved attractive economics and high growth with only a modest increase in headcount Cleaned up title Growth drivers TBU growth drivers Sales leverage: Ability to cross-sell traffic to existing customers Traffic leverage: Target advertising opportunities leveraging expertise and technology

4Q 2018 Revenue increased 23% year-over-year to $39.8 Million Revenue Less Advertising Expense increased 7% year-over year to $10.2 Million Variable Marketing Margin (VMM) increased 5% year-over-year to $10.6 Million GAAP Net Loss of $(6.9) Million Adjusted EBITDA of $(3.5) Million TBU bullets Note: Variable Marketing Margin and Adjusted EBITDA are non-GAAP metrics, refer to financial reconciliation for additional detail Fourth Quarter & Full Year 2018 Results FY 2018 Revenue increased 29% year-over-year to $163.3 Million Revenue Less Advertising Expense increased 29% year-over-year to $46.0 Million Variable Marketing Margin (VMM) increased 28% year-over-year to $48.0 Million GAAP Net Loss of $(13.8) Million Adjusted EBITDA of $(5.5) Million

Largest online insurance marketplace in the US Capitalizing on $120 billion in insurance distribution shifting online Data driven technology platform Opportunity for rapid expansion into new verticals Historically strong revenue growth with track record of capital efficiency Key Investment Highlights TBU bullets

NASDAQ: EVER

Appendix

Key Metrics Definitions Metric Definition Quote Requests Quote requests are consumer-submitted website forms that contain the data required to provide an insurance quote. As we attract more consumers to our platform and they complete quote requests, we are able to refer them to our insurance provider customers, selling more referrals while also collecting data, which we use to improve personalization, conversion rates and consumer satisfaction. Beginning in Q1 2019 we will expand the definition of Quote Requests to include consumer quote requests we receive through offline channels. Variable Marketing Margin We define variable marketing margin, or VMM, as revenue less online advertising costs related to attracting consumers to our marketplace (which are a component of total advertising expense, which is a component of sales and marketing expense). We utilize VMM to measure the financial return on our online advertising, specifically to measure the degree by which the revenue generated from consumer quote requests exceeds the cost to attract those consumers to our marketplace through online advertising. We also use VMM to measure the efficiency of individual online advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not utilize VMM as a measure of the Company’s overall profitability. Beginning in Q1 2019 we will change the definition of Variable Marketing Margin to be Revenues less Advertising expense. Adjusted EBITDA We define adjusted EBITDA as net loss, adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, interest expense and the provision for (benefit from) income taxes. We monitor and present adjusted EBITDA because it is a key measure used by our management and board of directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business.

Reconciliation of Variable Marketing Margin Revenue Less: total advertising expense Revenue less advertising expense Add: other advertising expense (1) Variable marketing margin (VMM) $ 2013 2014 2015 2016 2017 2018 Q4 2017 Q4 2018 (in thousands) $ 45,581 $ 61,901 $ 96,798 $ 122,778 $ 126,242 $ 163,349 $ 32,377 $ 39,779 $ (38,668) $ (49,986) $ (73,414) $ (89,197) $ (90,471) $ (117,274) $ (22,838) $ (29,539) $ 6,913 $ 11,915 $ 23,384 $ 33,581 $ 35,771 $ 46,075 $ 9,539 $ 10,240 — — — $ 179 $ 1,780 $ 1,920 $ 550 $ 363 $ 6,913 $ 11,915 $ 23,384 $ 33,760 $ 37,551 $ 47,995 $ 10,089 $ 10,603 15.2% 19.2% 24.2% 27.5% 29.7% 29.4% 31.2% 26.7% (1) Other advertising expense consists of general advertising costs that are designed to promote the business, attract insurance providers or produce results other than generating online marketplace traffic, such as increasing downloads of our EverDrive safe driver app. These costs are not directly related to generating revenue or online marketplace traffic, and as such are excluded by management from the calculation of VMM. Variable marketing margin (VMM) %

Reconciliation of Adjusted EBITDA Three Months Ended December 31, Twelve Months Ended December 31, 2018 2017 2018 2017 (in thousands) (in thousands) Net loss $ (6,925) $ $ (653) $ (13,791) $ (5,071) Stock-based compensation 3,245 488 7,121 1,860 Depreciation and amortization 387 311 1,341 1,360 Interest (income) expense, net (189) 114 (121) 382 Adjusted EBITDA $ (3,482) $ $ 260 $ (5,450) $ (1,469)